Service
Corporation
International

Acquisition of

Combining the Two Premier Funeral and Cemetery
Services Providers in North America

April 3, 2006

Agenda

Tom Ryan

Transaction Summary

V.

Senior Vice President & Chief
Financial Officer - SCI

Jeff Curtiss

Financial Review

IV.

Executive Vice President and
Chief Operating Officer – SCI

Mike Webb

Review of Potential Synergies

III.

Tom Ryan

Transaction Overview

II.

President & Chief Executive
Officer - Alderwoods

Paul Houston

President & Chief Executive
Officer – SCI

Tom Ryan

Opening Remarks

I.

Cautionary Statement on Forward-Looking
Statements

Forward-Looking Statements

Information set forth in this presentation contains forward-looking statements, which involve a number of risks and uncertainties. Service
Corporation International (“SCI”) and Alderwoods Group, Inc. (“Alderwoods”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.
Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving SCI and Alderwoods, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alderwoods stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in
SCI’s and Alderwoods’s filings with the SEC, which are available at the SEC's web site http://www.sec.gov. SCI and Alderwoods disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information About this Transaction

In connection with the proposed merger, Alderwoods will file a definitive proxy statement. Alderwoods will mail the definitive proxy statement to its stockholders. Investors and security holders are urged to read the definitive proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the definitive proxy statement (when available) and other related documents filed by SCI and Alderwoods with the SEC at the SEC's website at www.sec.gov.

Participants in the Solicitation

The directors and executive officers of Alderwoods and SCI and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Alderwoods' directors and executive officers is available in its annual proxy statement filed with the SEC on April 5, 2005.  Information regarding SCI's directors and executive officers is available in its annual proxy statement filed with the SEC on April 18, 2005.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Compelling Transaction Rationale

Combines the two premier funeral and cemetery services providers in North America

2,332 total locations of which 243 are combination facilities

Industry remains fragmented; combined company will have approximately 15% of total estimated industry revenue

Timing is right for consolidation and opportunity is consistent with SCI’s strategy to create shareholder value

Easily identifiable cost-saving synergies

Accretive to operating cash flow(1)

Accretive to earnings per share within 12 to 24 months(1)

Investment returns meaningfully exceed SCI’s weighted average cost of capital

Systems and infrastructure are compatible for ease of integration

Long-term business vision confirms focus on scale and customer-oriented strategy

1 Excluding one-time implementation costs

Transaction Overview

$20.00 per share

Equity value: $856 million

Enterprise value: $1,230 million

All cash

Purchase Price &
Consideration

Sources of Funding

Timing

Conditions

Current cash on hand of $470 million

JPMorgan has committed to provide an $850
million bridge facility

Permanent financing may include bank debt, bonds
and/or other securities

Expected close by year end 2006

Standard regulatory approvals including Hart-
Scott-Rodino

AWGI shareholder approval

No financing condition

Timing is Right for SCI to Pursue a Strategic
Acquisition

SCI debt has been reduced by $3 billion since 1999

Current balance sheet cash of $470 million

Net debt-to-total net capital of 32%

Healthy Balance Sheet

Operational Efficiency

Infrastructure Capability

Infrastructure (point of sale systems, accounting
and management systems) overhaul is complete and
positioned for expansion

Improved internal control structure and corporate
governance standards

Moved to single-line management model in
November 2003

Alderwoods Represents the Most Complementary
Acquisition Opportunity for SCI

Consistently conservative accounting policies

Disciplined approach to property divestitures and
acquisitions

Significantly improved processes and systems

Conservatively Managed
Operations

Healthy Cash Flow
Characteristics

Complementary Network

Strong operating cash flow generation

Debt pay down of over $460 million since 2001

Outstanding facilities in key markets

Offers SCI entry into new markets

Rose Hills -  premier combination facility in the U.S.

5,000 funerals and 9,000 interments per year

Combining the Two Premier Funeral and Cemetery Services
Providers in North America

FYE 2005

1 Includes 183 combinations facilities at SCI and 60 at Alderwoods

(Dollars in millions except per funeral amounts)

SCI

AWGI

Revenue

$1,716

$749

Gross profit

$299

$115

Margin

17%

15%

Comparable same site:

   Funeral volume

238,813

113,300

   Revenue per funeral

$4,410

$4,152

Backlog of preneed revenue

$5,303

$1,612

# of Funeral homes

1,058

654

# of Cemeteries

358

132

    Total operating locations

(1)

1,416

786

Employees - North America

15,400

8,300

Significant Synergy Opportunities

We expect to realize approximately $60 - $70 million of annual synergies

Duplicate Systems and Infrastructure

Full IT systems and infrastructure

Duplicate accounting, finance, legal and other systems

Management Structure Duplication

Overlapping market management

Management span of control efficiencies

Senior Executive and Public Company Costs

Two senior management teams

Two Boards of Directors

Two auditors and fees

Alderwoods Meets SCI’s Financial Criteria for
Evaluating Acquisitions

Financial objectives

Purchase price discipline

Investment returns in excess
of weighted average cost of
capital

Increase operating cash flow

Prudent capital structure
management

SCI/AWGI combination

IRR estimated to be 250-300
basis points in excess of SCI’s
weighted average cost of
capital estimates

Immediately accretive to
operating cash flow, excluding
one-time implementation
costs

Estimated Purchase Price Multiples

Alderwoods 2005 EBITDA

Pre-tax income(1)

Interest expense

Depreciation &
amortization

Alderwoods EBITDA

Estimated run rate of
synergies

Adjusted EBITDA

$30

30

45

105

65

$170

Purchase price

Cost of equity

Enterprise value

Pre-synergy purchase
price multiple

Post-synergy purchase
price multiple

Current SCI trading
multiple

$856

$1,230

11.7x

7.2x

10.5x

($ millions)

($ millions)

1 Excludes one-time $11 million add-back to SG&A related to the recovery of a corporate receivable previously fully reserved against

2005 EBITDA Multiples

Selected Pro Forma Financial Information

The combined company would have revenues of approximately $2.5 billion (based on 2005 financial results)

The combined company would have approximately $470 million of EBITDA
(based on 2005 financial results), which includes $65 million of pre-tax cost savings to be achieved within 12 - 18 months of closing(1)

With full realization of synergies, the Company expects to generate annualized cash flow from operations of approximately $400 million
(excluding one-time implementation costs)

1 Excludes one-time implementation costs

Target Financial Ratios

Ratio

2.0x

>1.5x

Operating cash flow less certain
capex/Interest Expense

6.2x

5x to 7x

Net Debt/Operating cash flow less
certain capex

45%

40% to 45%

Net Debt/Total Net Capital

Target Ratios

2008E

Transaction Funding

Current SCI cash balance of approximately $470 million

$850 million committed bridge financing from JPMorgan

Optimal mix of permanent financing to be evaluated to ensure appropriate liquidity and minimize financing costs

On-going dialogue with rating agencies regarding capital structure

Transaction Summary

Compelling strategic fit

Scale and scope generating substantial operating
synergies and cost savings

Accretive to operating cash flow and earnings

Customer focus and enhanced service

SCI and Alderwoods together  =  Creating Shareholder
Value